Events occurred after the reporting period	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Events occurred after the reporting period
49	Events occurred after the reporting period
On March 21, 2022, a Boeing 737 passenger aircraft of CEA Yunnan, a subsidiary of the Company, lost contact over Wuzhou, Guangxi while performing a flight from Kunming to Guangzhou. Since the plane crashed, the Company has attached great importance to the incident and immediately activated the emergency response plan. The cause of the plane crash is under investigation. The Company will cooperate with the relevant investigations and continue to evaluate its impact on the financial position and operating results of the Group.